SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 Amendment No.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Under Rule 14a-12

                             The Victory Portfolios
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
_________________________________

(2)   Aggregate number of securities to which transaction applies:
_________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

(4)   Proposed maximum aggregate value of transaction:_________________________

(5)   Total fee paid:__________________________________________________________

[_]   Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:____________________________________________________

(2) Form, Schedule or Registration Statement No.: _____________________________

(3) Filing Party: _____________________________________________________________

(4) Date Filed: _______________________________________________________________

             PRELIMINARY PROXY MATERIAL FOR THE INFORMATION OF THE
                       SECURITIES AND EXCHANGE COMMISSION

                             THE VICTORY PORTFOLIOS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2005

The Victory Portfolios (the "Trust") will host a Special Meeting of Shareholders on May 3, 2005 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time. This will be a joint meeting for the shareholders of Balanced Fund, Convertible Fund, Diversified Stock Fund, Established Value Fund, Federal Money Market Fund, Financial Reserves Fund, Focused Growth Fund, Fund for Income, Gradison Government Reserves Fund, Institutional Money Market Fund, Intermediate Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund (the "Funds"). The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio. At the Special Meeting, we will ask shareholders to vote on:

     1.   A proposal to elect eleven Trustees.

     2. Proposals to change or eliminate certain fundamental investment restrictions.

     3.   Any other business properly brought before the meeting.

      Any shareholder who owned shares of the Funds on February 11, 2005 (the "Record Date") will receive notice of the meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated:   March __, 2005
                                          By Order of the Board of Trustees


                                          Cynthia Lee Lindsey, Secretary
                                          3435 Stelzer Road
                                          Columbus, Ohio 43219

                             YOUR VOTE IS IMPORTANT!
             PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL
                         SOLICITATIONS BY VOTING TODAY!

Important Information to Help You Understand the Proposals on Which You Are Being Asked to Vote.

                  Please read the full text of this proxy
                  statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863. You are also welcome to visit our web site at www.victoryconnect.com. Select "Vote Your Proxy Here" for information about the shareholder meeting. We appreciate the confidence you have placed in the Victory Portfolios and look forward to helping you achieve your financial goals through investment in the Victory Portfolios.


What proposals am I being asked to vote on?

                  You are being asked to vote on the following:

                    1.   A proposal to elect eleven Trustees.
                    2. Proposals to change or eliminate certain fundamental investment restrictions.


Has my Fund's Board of Trustees approved the Proposals?

                  Yes. The Board of the Victory Portfolios unanimously approved these proposals on
                  February 10, 2005, and recommends that you vote to approve each proposal.


Why are the Victory Portfolios having a Shareholder Meeting?

                  Primarily, all of the shareholders in the Victory Portfolios need to elect the Board of Trustees. By doing so, the Trust will continue to maintain the necessary number of Trustees that have been elected by shareholders as required by law.


Why am I being asked to elect Trustees?

                  Certain regulations require that a majority of trustees be elected by shareholders. New trustees cannot be appointed to fill vacancies created by resignations or an expansion of the Board unless, after the appointments, two-thirds of the trustees have been elected by shareholders. All members of the current Board of Trustees, including three Trustees who are Advisory Trustees of the Victory Portfolios, will stand for election at this Special Meeting of shareholders.


Why are changes to certain investment restrictions being recommended for these Funds, and why must the changes be submitted to shareholders?

                  In some cases the elimination of or a change in a restriction is in response to changes in regulatory requirements. Changes are also being recommended in an effort to modernize prospectus language or to maintain consistency across the Funds. The proxy explains each of the proposed changes to or the elimination of a restriction.

                  Shareholders are only being asked to approve the changes in investment restrictions that are "fundamental." A "fundamental" investment restriction can be changed only with the approval of shareholders.

Will the proposed changes in the fundamental investment restrictions change the investment objective of my Fund?

                  No. Each Fund will continue to be managed according to its current investment objective.

When will the Shareholder Meeting be held?

                  A Shareholder Meeting will be held on May 3, 2005.

I have received other proxies from Victory. Is this a duplicate? Do I have to vote again?

                  This is NOT a duplicate proxy. You must vote separately for each account you have with the Victory Funds.

How do I vote my shares?

                  You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone at _________________, by fax at
                  ________________, or via the internet at www.victoryconnect.com. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863.

             PRELIMINARY PROXY MATERIAL FOR THE INFORMATION OF THE
                       SECURITIES AND EXCHANGE COMMISSION

                             THE VICTORY PORTFOLIOS

                         SPECIAL MEETING OF SHAREHOLDERS

                                   MAY 3, 2005

                                 PROXY STATEMENT

                                  INTRODUCTION

                             ---------------------

      This is a Proxy Statement for The Victory Portfolios (the "Trust"). The Trustees of the Trust are soliciting proxies for a Special Meeting of Shareholders of Balanced Fund, Convertible Fund, Diversified Stock Fund, Established Value Fund, Federal Money Market Fund, Financial Reserves Fund, Focused Growth Fund, Fund for Income, Gradison Government Reserves Fund, Institutional Money Market Fund, Intermediate Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund (the "Funds") to approve proposals that have already been approved by the Trustees. Shareholders of the Real Estate Fund are currently considering an agreement to reorganize the Real Estate Fund into the Kensington Real Estate Fund which, if approved, would result in the transfer of all of the assets of the Real Estate Fund to the Kensington Real Estate Fund and the complete liquidation of the Real Estate Fund prior to the Special Meeting. Shareholders of the Real Estate Fund are, therefore, not being solicited for the Special Meeting.

      We have divided the Proxy Statement into four parts:

            Part 1-- An Overview begins on page [     ].
            Part 2-- Your Fund's Proposals begins on page [ ].
            Part 3-- More on Proxy Voting and Shareholder Meetings begins on
            page [      ].
            Part 4--Trust Information begins on page [ ].
                                                      ---

      You should read the entire Proxy Statement before voting. If you have any questions, please call the Funds at 800-539-FUND (800-539-3863). Information regarding this Special Meeting can be found by selecting "Vote
your Proxy Here" on our website,                .

      For the election of Trustees and the approval of the Amended and Restated Trust Instrument, shareholders of each Fund will vote together.

      We will begin mailing the Notice of Special Meeting, this Proxy Statement and Proxy Card to shareholders on or about March __, 2005.

      The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a

Web site that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Funds toll-free at 800-539-FUND (800-539-3863) or write to the Funds at 3435 Stelzer Road, Columbus, OH 43219.

PART 1 - AN OVERVIEW

      The Board of Trustees of the Trust (the "Board") has sent you this Proxy Statement to ask for your vote on two proposals affecting your Fund. The Trust will hold a Special Meeting of Shareholders on May 3, 2005 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

      The Board has fixed the close of business on February 11, 2005 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

      The following tables summarize the proposals and how they apply to the 20 Funds of the Trust for which proxies are solicited.

Proposal 1

-------------------------------------------------------------------------------
Funds                                           Proposal 1
                                         To Elect Eleven Trustees
-------------------------------------------------------------------------------
All Funds voting together                            X
-------------------------------------------------------------------------------

Proposal 2

Approve changes in, or the elimination of, certain fundamental investment restrictions.

Key:

 -------------------------------------------------------------------------------
 Proposal 2a   Diversification of   Proposal 2j   Pledging
               investments
 -------------------------------------------------------------------------------
 Proposal 2b   Concentration of     Proposal 2k   Investing to influence
               investments                        management or exercise
                                                  control
 -------------------------------------------------------------------------------
 Proposal 2c   Joint trading        Proposal 2l   Purchasing on margin and
               accounts                           selling short
 -------------------------------------------------------------------------------
 Proposal 2d   Borrowing            Proposal 2m   Illiquid securities
 -------------------------------------------------------------------------------
 Proposal 2e   Lending              Proposal 2n   Investments in issuers whose
                                                  shares are owned by Victory's
                                                  Trustees or Officers
 -------------------------------------------------------------------------------
 Proposal 2f   Senior securities    Proposal 2o   Investments in unseasoned
                                                  issuers
 -------------------------------------------------------------------------------
 Proposal 2g   Real estate          Proposal 2p   Options
 -------------------------------------------------------------------------------
 Proposal 2h   Commodities          Proposal 2q   Oil, gas and other minerals
 -------------------------------------------------------------------------------
 Proposal 2i   Underwriting
 -------------------------------------------------------------------------------


------------------------ ------ ----- ------ ----- ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Fund                       3a    3b     3c    3d     3e    3f     3g     3h     3i    3j    3k    3l    3m    3n    3o    3p    3q
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Balanced                          X            X      X     X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Convertible                       X            X      X     X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Diversified Stock                 X            X      X     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Established Value           X            X     X      X            X      X      X     X     X     X     X     X    X      X     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Federal Money Market        X     X                   X            X      X      X           X     X     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Financial Reserves                X            X      X     X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Focused Growth                    X            X      X     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Fund for Income                   X            X      X     X             X                                                     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Gradison Government
Reserves                                       X      X     X      X      X      X                                                X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Institutional Money
Market                      X     X            X      X     X      X      X                                                 X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Intermediate Income               X            X      X     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
National Municipal Bond           X            X      X     X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Ohio Municipal Bond               X            X      X     X      X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Ohio Municipal Money
Market                      X     X            X      X     X             X      X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Prime Obligations           X     X      X     X      X     X      X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Small Company
Opportunity                 X     X      X     X      X     X      X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Special Value                     X            X      X     X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Stock Index                       X            X      X     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Tax-Free Money Market       X     X      X     X      X     X      X             X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----
Value                             X            X      X     X
------------------------ ------ ----- ----- ------ ----- ------ ------ ------ ----- ------ ----- ----- ----- ---- ----- ------ ----

PART 2 - YOUR FUND'S PROPOSALS

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

      For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the "Nominees"), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. All of the Nominees are presently Trustees or Advisory Trustees of the Trust. If authority is granted to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust's By-Laws. Any other nominee or nominees who would serve as a Trustee who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")
("Independent Trustees") will be selected by the Independent Trustees currently serving on the Board. The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background
----------

      The Board currently consists of eight Trustees, five of whom have been elected by shareholders, and three Advisory Trustees. The 1940 Act generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the trustees have been elected by shareholders. You are being asked to elect both Advisory Trustees and the current Trustees.

Nominees for election to the Board
----------------------------------

      The nominees for election to the Board are:

          o    Mr. David Brooks Adcock
          o    Mr. Nigel D. T. Andrews?
          o    Ms. E. Lee Beard
          o    Ms. Jakki L. Haussler
          o    Ms. Frankie D. Hughes
          o    Ms. Lyn Hutton
          o    Dr. Thomas F. Morrissey
          o    Mr. Roger Noall
          o    Ms. Karen F. Shepherd
          o    Mr. Frank A. Weil
          o    Mr. Leigh A. Wilson

The following tables summarize information about the Trustees and Advisory Trustees, their positions with the Trust, and their principal occupations. Each Trustee and Advisory Trustee currently oversees the 24 portfolios in the Trust and the other portfolios comprising the Victory Family of Funds. The Victory Variable Insurance Funds (1 fund) and The Victory Institutional Funds (2 funds) are registered investment companies which, as of the date of this Proxy Statement, together with the Trust, make up the Victory Family of Funds. Advisory Trustees participate in Board and Committee meetings, but may not vote on any action taken by the Board or the Committees. There is no defined term of office, and each Trustee and Advisory Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. Retirement is mandatory when a Trustee reaches the age of 75. The address for each Trustee and Advisory Trustee is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219.

Trustees Considered to be Independent Trustees.


                                    Position                                                              Other
                                   Held with   Date Commenced       Principal Occupation           Directorships Held in
    Name and Age                   the Trust      Service           During Past 5 Years              Public Companies
    ------------                   ---------      -------           -------------------              ----------------

    Nigel D. T. Andrews, 57       Vice Chair    August 2002      Retired (since 2001); Managing     Great Lakes Chemical
                                  and Trustee                    Director (2000-2001), Internet     Corporation; Old Mutual
                                                                 Capital Group (venture capital);   plc.
                                                                 Executive Vice President
                                                                 (1993-2000), GE Capital
                                                                 (financial services).

    Frankie D. Hughes, 52         Trustee       March 2000;      Principal and Chief Investment     None.
                                                Advisory         Officer, Hughes Capital
                                                Trustee,         Management, Inc. (fixed income
                                                January 1999     asset management).
                                                to March 2000

    Lyn Hutton, 55                Trustee       March 2002       Executive Vice President and       Chittenden Corporation.
                                                                 Chief Investment Officer, The
                                                                 Commonfund for Nonprofit
                                                                 Organizations (since January
                                                                 2003); Vice President and Chief
                                                                 Financial Officer, John D. &
                                                                 Catherine T. MacArthur
                                                                 Foundation (grant making) (June
                                                                 1998-December 2002).

    Dr. Thomas F. Morrissey, 70   Trustee       November 1994    Professor (Emeritus since 2004),   None.
                                                                 Weatherhead School of
                                                                 Management, Case Western Reserve
                                                                 University; Director,
                                                                 Independent Directors Council
                                                                 since 2004.


                                       5



                                    Position                                                              Other
                                   Held with   Date Commenced       Principal Occupation           Directorships Held in
    Name and Age                   the Trust      Service           During Past 5 Years              Public Companies
    ------------                   ---------      -------           -------------------              ----------------

    Karen F. Shepherd, 64         Trustee       August 2002      Member, Shepherd Properties, LC    UBS Bank USA.
                                                                 and Vincent Shepherd
                                                                 Investments, LC (real estate
                                                                 investments); EMILY's List
                                                                 (political action committee)
                                                                 (2002-2003); U.S. Executive
                                                                 Director (1996-2002), European
                                                                 Bank for Reconstruction and
                                                                 Development.

    Frank A. Weil, 74             Trustee       December 1997    Chairman, Abacus & Associates,     None.
                                                                 Inc. (private investment firm).

    Leigh A. Wilson, 60           Chair and     November 1994    Chief Executive Officer, New       Trustee, PBHG Funds (16
                                  Trustee                        Century Living, Inc. (full         portfolios) and PBHG
                                                                 service independent living for     Insurance Series Fund
                                                                 senior citizens); Director, The    (9 portfolios).
                                                                 Mutual Fund Directors Forum,
                                                                 since 2004.

Trustees Considered to be "Interested Persons"*


                                    Position                                                              Other
                                   Held with   Date Commenced       Principal Occupation           Directorships Held in
    Name and Age                   the Trust      Service           During Past 5 Years              Public Companies
    ------------                   ---------      -------           -------------------              ----------------

    Roger Noall, 69               Trustee       December 1997    Retired (since February 2000);     Alleghany Corporation.
                                                                 Executive (1997-2000), KeyCorp.


----------------------
*    Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.


                                       6


Advisory Trustees.


                                    Position                                                              Other
                                   Held with   Date Commenced       Principal Occupation           Directorships Held in
    Name and Age                   the Trust      Service           During Past 5 Years              Public Companies
    ------------                   ---------      -------           -------------------              ----------------

     David Brooks Adcock, 53      Advisory       February 2005    General Counsel, Duke University   Durham Casualty Co.,
                                  Trustee                         and Duke University Health         Ltd.
                                                                  System.

     E. Lee Beard, 53             Advisory       February 2005    President/Owner (since 2003) ELB   None.
                                  Trustee                         Consultants; President, Chief
                                                                  Executive Officer and Director
                                                                  (1998-2003) Northeast
                                                                  Pennsylvania Financial Corp.
                                                                  (full service financial
                                                                  services); President, Chief
                                                                  Executive Officer and Director
                                                                  (1993-2003), First Federal Bank
                                                                  (full service financial
                                                                  services).

     Jakki L. Haussler, 47        Advisory       February 2005    Chairman and Chief Executive       None.
                                  Trustee                         Officer, Opus Capital
                                                                  Management, Inc. (asset
                                                                  management); Partner (since
                                                                  2002), Adena Ventures, LP
                                                                  (venture capital); Managing
                                                                  Director (since 2001), Capvest
                                                                  Venture Fund, LP (venture
                                                                  capital).

Information about the Board
---------------------------

      The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee, a Board Governance and Nominating Committee, an Agenda Committee and an Oversight Committee.

      The members of the Investment Committee are Mr. Andrews (Chair), Ms. Shepherd (Vice Chair), Ms. Haussler, Ms. Hughes and Ms. Hutton. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

      The members of the Business and Legal Committee are Mr. Weil (Chair), Mr. Adcock, Ms. Beard, Dr. Morrissey and Mr. Noall. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

      The members of the Audit Committee are Dr. Morrissey (Chair), Mr. Adcock, Ms. Beard and Mr. Weil. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

      The Board Governance and Nominating Committee consists of Mr. Andrews (Chair), Ms. Hughes, Ms. Hutton, Dr. Morrissey, Ms. Shepherd, Mr. Weil and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

      The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Funds or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Funds or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

      The Oversight Committee consists of the Chair of the Board, the Chair of the Audit Committee and another Trustee, as determined annually on a rotating basis. Currently, Mr. Wilson (Chair), Dr. Morrissey and Mr. Adcock serve on this Committee. The primary purpose of the Oversight Committee is to address issues involving conflicts of interest, ethics or other issues that may involve more than one Board Committee. The Oversight Committee also serves as the Qualified Legal Compliance Committee.

      The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee. The primary purpose of the Agenda Committee is to review with management proposed agendas of regular and special Board meetings and to ensure that the meeting agendas reflect the issues of concern to each Committee.

      During the fiscal year ended October 31, 2004, the Board held five regular, two special and two telephonic meetings. Each of the Investment, Audit and Board Governance and Nominating Committees held five meetings, and the Business and Legal Committee held four meetings. The Oversight and Agenda Committees did not meet during this period.

      The dollar ranges of securities beneficially* owned by the Trustees in each Fund and in the Victory Family of Funds as of December 31, 2004, are as follows:


                                                                       Aggregate Dollar Range of
                                                                       Equity Securities Held in
                                                                       All Registered Investment
                                                                         Companies Overseen by      Aggregate Dollar Range Held
                          Dollar Range of Equity Securities             Trustee in Victory Family        Under Deferred
    Trustee                      Held in the Funds                             of Funds                Compensation Plan+
    -------                      -----------------                             --------                -----------------

Mr. Adcock          None                                                          None

Mr. Andrews         Diversified Stock: Over $100,000                         Over $100,000

Ms. Beard           Diversified Stock: $10,001 -- $50,000                   $10,001 -- $50,000

Ms. Hughes          Prime Obligations: $50,001 -- $100,000                  $50,001 -- $100,000

Ms. Haussler        None                                                          None

Ms. Hutton          Prime Obligations: $10,001 -- $50,000                   $10,001 -- $50,000
                    Diversified Stock: $1 -- $10,000
                    Value; $1 -- $10,000

Dr. Morrissey       Diversified Stock: Over $100,000                         Over $100,000
                    Federal Money Market: $1 -- $10,000
                    Ohio Municipal Money Market: $50,001 -- $100,000
                    Stock Index: $50,001 -- $100,000

Mr. Noall           Growth: $1 -- $10,000                                     Over $100,000                Over $100,000
                    Small Company Opportunity: $50,001 -- $100,000
                    Special Value: $50,001 - $100,000
                    Value: $10,001 -- $50,000

Ms. Shepherd        Diversified Stock: $1 -- $10,000                          Over $100,000
                    Gradison Government Reserves: $50,001 -- $100,000
                    Prime Obligations: $50,001 -- $100,000

Mr. Weil            None                                                          None

Mr. Wilson          Convertible: Over $100,000                               Over $100,000
                    Diversified Stock: Over $100,000
                    Special Value: Over $100,000

+A Trustee may elect to have all or a portion of his or her compensation deferred into an account in which the deferred amounts are deemed to be invested in shares of one or more Funds selected by the Trustee.


Remuneration of Trustees
------------------------

During the fiscal year ended October 31, 2004, the Trust paid each Trustee an annual fee of $40,000 for overseeing the operations of each Fund of the Trust and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). The Chair was paid an additional


---------------------
* No Independent Trustee and no immediate family member of any Independent Trustee owns beneficially or of record an interest in Victory Capital Management Inc. (the "Adviser") or BISYS Fund Services Limited Partnership (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

annual fee of $10,800. Effective January 1, 2005, the Victory Fund Complex pays each Trustee and Advisory Trustee an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). For each additional meeting of the Board, above five, the Complex pays each Trustee and Advisory Trustee $3,000 ($1,500 for a telephone meeting). For any special Sub-Committee meetings, participating Trustees and Advisory Trustees receive $1,000. Also effective January 1, 2005, the Chair receives an additional annual retainer of $50,000.

The following table indicates the compensation received by each Trustee* from the Trust and the Victory Family of Funds for the fiscal year ended October 31, 2004. As of October 31, 2004, there were 26 mutual funds in the Victory Family of Funds for which the Trustees listed below were compensated. There are currently 24 mutual funds in the Victory Family of Funds for which the Trustees and the Advisory Trustees are being compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustees.

Independent Trustees.


                   Aggregate Compensation From    Total Compensation From the
                   ---------------------------    ---------------------------
    Trustee                 the Trust              Victory Family of Funds
    -------                 ---------              -----------------------

Mr. Andrews                  $73,500                        $80,625
Ms. Hughes                   $66,750                        $73,125
Ms. Hutton                   $69,000                        $75,625
Mr. Eugene J. McDonald**     $69,000                        $75,625
Dr. Morrissey                $71,250                        $78,125
Ms. Shepherd                 $73,500                        $80,625
Mr. Weil                     $69,000                        $75,625
Mr. Wilson                   $84,300                        $91,425

Interested Trustees.


                   Aggregate Compensation From    Total Compensation From the
                   ---------------------------    ---------------------------
    Trustee                 the Trust              Victory Family of Funds
    -------                 ---------              -----------------------

Mr. Noall                    $73,500                        $80,625
Mr. Donald E.                $46,195                        $50,604
Weston***

Required vote
-------------

      Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.


----------------------
* The Advisory Trustees were elected to the Board of the Trust on February 10, 2005.
**   Mr. McDonald resigned from the Board on October 27, 2004.
***  Mr. Weston resigned from the Board on August 12, 2004.

      The Board recommends that shareholders vote to elect the Nominees as Trustees of the Trust.

                                   PROPOSAL 2
             CHANGES IN, OR THE ELIMINATION OF, CERTAIN FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

      Proposal 2 is a series of proposals to change certain fundamental investment restrictions presently applicable to the different Funds. We have described each proposal contained within Proposal 2 separately and listed them in order below. The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Funds and which investment policy or restriction changes are proposed for each Fund.

      The 1940 Act requires each Fund to have certain investment policies that can be changed only by vote of a majority of the outstanding voting securities of a Fund. These policies are often referred to as "fundamental" investment policies or restrictions. Other policies not enumerated in the 1940 Act can be designated by a Fund as fundamental. Any policy designated by a Fund as "fundamental" may only be changed by the vote of a majority of the outstanding voting securities of that Fund. The Funds' current fundamental investment restrictions are included in Part B of the Trust's registration statement, the Statement of Additional Information (the "SAI).

      Victory Capital Management Inc., the Funds' investment adviser ("Victory Capital Management" or the "Adviser"), assisted by counsel to the Funds, has reviewed all of the fundamental policies and restrictions with the following goals: (i) to simplify and modernize the Funds' policies that are required to be fundamental, (ii) to make the fundamental policies and restrictions of all the Funds consistent to the extent possible, and (iii) to reclassify as non-fundamental those policies previously required to be fundamental that are no longer required to be so classified, or to eliminate fundamental policies that are no longer required or that are not appropriate for the operation of the Fund. The Board may change non-fundamental policies without shareholder approval, subject to compliance with applicable disclosure requirements under rules promulgated by the SEC.

      These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals. By making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient. Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the 1940 Act. These revisions should give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting, and the Board believes that the Adviser's ability to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced.

      If shareholders approve these investment policy changes at the Special Meeting, the Trust will amend or supplement its registration statement to reflect the elimination, modification and/or reclassification of the investment policies and restrictions. The Trust will notify shareholders of any future investment policy changes.

      You are being asked to vote in favor of, against, or abstain from voting on each of the proposed changes applicable to your Fund as shown in the chart on page 3. The enclosed proxy card or cards specifically indicate on which items you are being asked to vote.

Item 2a - Diversification of investments

      The Board recommends that the investment restrictions relating to diversification be eliminated for the following Funds:

       Federal Money Market               Prime Obligations
       Established Value                  Tax-Free Money Market
       Institutional Money Market         Small Company Opportunity
       Ohio Municipal Money Market

Reason for the change

      All of the Funds listed above are diversified. If a Fund elects to be diversified, it is required to invest its assets according to specific statutory provisions. Since the 1940 Act dictates the requirements for a diversified Fund, there is no need to have any specific fundamental investment restriction regarding diversification. In addition, any diversified Funds wishing to become non-diversified must first obtain shareholder approval.

      There is no need for a stated diversification investment restriction, and most of The Victory Funds operate without one. Eliminating the stated restriction will permit the Funds the flexibility of adjusting its policy to changing legal requirements without soliciting shareholder approval.

Operating criteria

      Each of the following money market Funds operates in accordance with Rule 2a-7 under the 1940 Act and, therefore, must invest its assets so that no more than 5% of its total assets are invested in any single issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities")):

 Federal Money Market                Prime Obligations
 Institutional Money Market          Tax-Free Money Market
 Ohio Municipal Money Market

      In addition, in accordance with Rule 2a-7 under the 1940 Act, each of the above money market Funds may also invest up to 25% of its total assets in the securities of single issuer for up to three days.

      Ohio Municipal Money Market Fund, in accordance with Rule 2a-7 under the 1940 Act, must invest its assets so that, with respect to 75% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer (other than U.S. Government Securities).

      In determining who is considered the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multi-state agency of which such state is a member is deemed to be a separate issuer. When securities are backed by the assets and/or revenues of a particular instrumentality, facility or subdivision, such entity is considered to be the issuer. Private activity bonds that are backed only by the assets and/or revenues of a non-governmental issuer are considered to be issued by such non-governmental issuer.

      Established Value Fund and Small Company Opportunity Fund, each a diversified non-money market fund, must invest their total assets so that with respect to 75% of these assets, no more than 5% is invested in any one issuer (other than U.S. Government Securities), and no more than 10% of the outstanding voting securities of any issuer can be held by a Fund.

Item 2b - Concentration of investments

      The 1940 Act requires a Fund to state its policies concerning concentration of investments. These policies, which are stated in the form of concentration restrictions, cannot be changed without shareholder approval. Under the 1940 Act, a Fund "concentrates" its investments in an industry if 25% or more of its total assets are invested in that industry. The Board recommends that every Fund revise and update its policy regarding concentration to be consistent with current legal interpretations.

      Reason for the change

      The proposed modifications modernize and clarify the restrictions concerning concentration by defining concentration as the term is used in the 1940 Act and as interpreted or modified by the appropriate regulatory authority. These changes would give the Funds more flexibility to enter into other types of investments at future times in response to changing regulatory interpretations and financial markets. In addition, the proposed changes would make the concentration policies for all the Funds consistent with those of the other Victory Funds, making portfolio management capabilities easier.

      These changes do not in any way change how any Fund will concentrate its investments. Rather, these changes will ensure that in cases where Fund assets are managed the same way with respect to concentration, the policy will be stated the same way to avoid the possibility of inconsistent administration. In addition, if the proposed restrictions are adopted, the Funds will be able to invest substantially all of their assets into other "master" mutual funds, if desired. The present restrictions do not permit that type of investment.

      For each group of Funds, or each individual Fund, we set forth below the proposed new restriction followed by the current restrictions.

      The Board is recommending that the Funds listed below change their investment restriction on concentration to read as follows:

Proposed Concentration Restriction

      The Funds may not:

      concentrate their investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

      The following table states the current concentration restriction for each Fund.

--------------------------------------------------------------------------------
Fund                Current Concentration Restriction
--------------------------------------------------------------------------------
Balanced            None  of the  Funds  may  purchase  the  securities  of any
Convertible         issuer (other than the  securities  issued or guaranteed by
Diversified Stock   the   U.S.   government   or  any  of   its   agencies   or
Financial Reserves  instrumentalities,  repurchase  agreements secured thereby,
Focused Growth      or  tax-exempt   securities   issued  by   governments   or
Fund for Income     political  subdivisions  of governments  except  tax-exempt
Intermediate        securities  backed  only  by  the  assets  or  revenues  of
Income              non-governmental  issuers) if, as a result,  25% or more of
Special Value       each such  Fund's  total  assets  would be  invested in the
Stock Index         securities   of   companies   whose   principal    business
Value               activities  are  in the  same  industry.  This  restriction shall not prevent each such Fund from  investing all of its
                    assets  in  a  "master"  fund  that  has  adopted   similar
                    investment objectives, policies and restrictions.

                    [ ] Consistent with its  investment  objective and policies,
                    the  Financial   Reserves   Fund  reserves  the  right  to
                    concentrate   its  investment  in  obligations   issued  by
                    domestic banks.
--------------------------------------------------------------------------------
Established Value   The Established  Value Fund will not concentrate  more than
                    25% of its total assets in any one industry.
--------------------------------------------------------------------------------
Small Company       The Funds may not  purchase  the  securities  of any issuer
Opportunity         (other than  securities  issued or  guaranteed  by the U.S.
                    Government or any of its agencies or instrumentalities,  or repurchase  agreements  secured  thereby)  if, as a result, more than 25% of the Fund's  total assets would be invested in the  securities of companies  whose  principal  business activities are in the same industry.
--------------------------------------------------------------------------------

      In addition, the Board is recommending that the Institutional Money Market Fund and Prime Obligations Fund change their investment restriction on concentration to read as follows:

Proposed Concentration Restriction for the Institutional Money Market Fund and Prime Obligations Fund:

      The Institutional Money Market Fund and Prime Obligations Fund will not:

      concentrate their investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. Consistent with their investment objectives and policies, the

      Institutional Money Market Fund and Prime Obligations Fund reserve the right to concentrate their investment in obligations issued by domestic banks. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

      The following table states the current concentration restriction for each Fund.

--------------------------------------------------------------------------------
Fund                Current Concentration Restriction
--------------------------------------------------------------------------------
Institutional       The Fund may not  purchase  the  securities  of any  issuer
Money Market        (other  than   obligations   issued  or  guaranteed  as  to
                    principal  and  interest  by  the  U.S.   government,   its
                    agencies  or  instrumentalities)  if, as a result  thereof, more than 25% of its total  assets would be invested in the securities  of one or more issuers  having their  principal
                    business   activities  in  the  same  industry,   provided,
                    however,  that it may  invest  more  than 25% of its  total assets  in  the  obligations  of  domestic  banks.  Neither finance  companies  as a group nor utility  companies  as a group are  considered  a single  industry  for  purposes of this policy (i.e.,  finance  companies will be considered a part of the  industry  they finance and  utilities  will be divided according to the types of services they provide).
--------------------------------------------------------------------------------
Prime Obligations   The Funds may not  purchase  the  securities  of any issuer
                    (other than  securities  issued or  guaranteed  by the U.S.
                    Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

                    [ ] There is no limitation  with respect to CDs and banker's
                    acceptances   issued  by  domestic   banks,  or  repurchase
                    agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.
--------------------------------------------------------------------------------

      The Board also is recommending that the concentration restriction for the Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund be changed to read as follows. The proposed change recognizes that the restriction related to concentration does not apply to investments in municipal securities, because the issuers of these securities are not members of an industry. The proposed restriction, however, preserves for these Funds the additional provision with respect to investments in industrial development bonds, but removes any references to investments in securities issued by U.S. banks. As municipal money market funds, these Funds have no need to retain the ability to concentrate their investments in securities issued by U.S. banks.

Proposed Concentration Restriction for the Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund

      The Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund will not:

      concentrate their investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. When investing in  industrial  development  bonds,  the Ohio  Municipal
      Bond Fund, Ohio Municipal Money Market Fund, National Municipal Bond Fund and Tax-Free Money Market Fund will look to the source of the underlying payments. A Fund will not invest 25% or more of its total assets in industrial development bonds with
      underlying   payments   derived   from  similar   projects.   This
      restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

      The following table states the current concentration restriction for each Fund.

--------------------------------------------------------------------------------
Fund                Current Concentration Restriction
--------------------------------------------------------------------------------
National Municipal  None  of the  Funds  may  purchase  the  securities  of any
Bond                issuer (other than the  securities  issued or guaranteed by
Ohio Municipal      the  U.S.  government   or  any  of   its   agencies   or
Bond                instrumentalities,  repurchase  agreements secured thereby,
                    or  tax-exempt   securities   issued  by   governments   or
                    political  subdivisions  of governments  except  tax-exempt securities  backed  only  by  the  assets  or  revenues  of non-governmental  issuers) if, as a result,  25% or more of each such  Fund's  total  assets  would be  invested in the
                    securities   of   companies   whose   principal    business
                    activities  are  in the  same  industry.  This  restriction shall not prevent each such Fund from  investing all of its
                    assets  in  a  "master"  fund  that  has  adopted   similar
                    investment objectives, policies and restrictions.

                    [ ] When investing in industrial development bonds, each of the National Municipal Bond and Ohio Municipal Bond Funds will look to the source of the underlying payments. Neither of these Funds will invest 25% or more of its
                    total   assets  in   industrial   development   bonds  with
                    underlying payments derived from similar projects.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ohio Municipal      The  Fund  will  not   purchase   securities   (other  than
Money Market        securities  issued or  guaranteed  by the U.S.  government, its  agencies,  or  instrumentalities)  if,  as a result of such  purchase,  25% or  more  of the  value  of its  total assets  would be  invested  in any one  industry.  The Fund will not invest  25% or more of its  assets in  securities, the  interest  upon which is paid from  revenues of similar type  projects.  The  Fund  may  invest  25% or more of its assets  in  industrial  development  bonds.  The Fund  also reserves the right to concentrate  investments in municipal securities  that are  secured by domestic  bank  letters of credit or guaranteed by domestic banks.
--------------------------------------------------------------------------------
Tax-Free Money      The Fund may not  purchase  the  securities  of any  issuer
Market              (other than  securities  issued or  guaranteed  by the U.S.
                    Government or any of its agencies or instrumentalities,  or repurchase  agreements  secured  thereby)  if, as a result, more than 25% of the Fund's  total assets would be invested in the  securities of companies  whose  principal  business activities are in the same industry.
--------------------------------------------------------------------------------

Proposed Elimination of Concentration Restriction

      The Board is proposing to eliminate the current concentration restriction for the Federal Money Market Fund and Gradison Government Reserves Fund. As a matter of investment policy, these Funds invest at least 80% of their net assets in short term obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by these securities. Since the SEC permits investment companies to exclude from their concentration policies and restrictions obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, there is no need for a concentration restriction for these Funds.

--------------------------------------------------------------------------------
Fund                      Current Concentration Restriction
--------------------------------------------------------------------------------
Federal Money Market      The  Fund  may  not  purchase   securities   if  such
                          purchase  would  cause  more  than  25% of any of the
                          Funds' total assets to be invested in the  securities
                          of  issuers  in any one  industry,  provided  however
                          that the  Federal  Money  Market  Fund  reserves  the
                          right  to   concentrate   in  securities   issued  or
                          guaranteed  as  to  principal  and  interest  by  the
                          United   States    Government,    its   agencies   or
                          instrumentalities  or  U.S. bank   obligations.   The
                          Federal   Money  Market  Fund,   however,   will  not
                          exercise  its  right  to  concentrate  in  U.S.  bank
                          obligations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                      Current Concentration Restriction
--------------------------------------------------------------------------------
Gradison Government       The  Fund  may not  purchase  the  securities  of any
Reserves                  issuer other than securities  issued or guaranteed by
                          the  U.S.  government  or  any  of  its  agencies  or
                          instrumentalities,  or repurchase  agreements secured
                          thereby)  if,  as a  result,  more  than  25%  of the
                          Fund's   total   assets  would  be  invested  in  the
                          securities  of  companies  whose  principal  business
                          activities are in the same industry.
--------------------------------------------------------------------------------


Non-Fundamental Investment Policy on Calculating Concentration

      For purposes of calculating concentration of investments in the utility and finance categories, each Fund, where applicable, will continue to operate under the following non-fundamental investment policy, which will be implemented where appropriate:

      Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Item 2c - Joint trading accounts

      The Board is recommending that the fundamental investment restriction on joint trading accounts be eliminated for the following Funds:

        Established Value                Small Company Opportunity
        Prime Obligations                Tax-Free Money Market

      This investment restriction currently reads:

      The Funds may not:

      participate on a joint or joint and several basis in any securities trading account.

Reason for the change

      Under the 1940 Act, the Funds are not specifically prohibited from participating in joint trading accounts under all circumstances. However, because participation in a joint trading account would be a joint transaction with an affiliated person, the Funds would have to apply to the SEC for, and receive, an exemption from the appropriate provisions of the 1940 Act. The Funds adopted their fundamental investment restriction on joint trading accounts in response to certain requirements imposed by state laws and regulations that are no longer applicable. There is, therefore, no longer any requirement that the Funds have this restriction

      The Funds may wish to participate in a joint trading account sometime in the future, subject to obtaining the necessary relief from the SEC. Eliminating this restriction would clarify and modernize the governing documents of the Funds by removing a clause that is no longer needed.

Item 2d - Borrowing

      The Funds borrow money for a number of different reasons. They need the ability to borrow temporarily to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and it is not a good time to sell portfolio securities to meet redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition certain types of securities transactions, such as delayed-delivery, when-issued, reverse repurchase agreements and dollar roll transactions might be construed as borrowing transactions. (These types of transactions are described fully in the SAI.)

      The Funds would benefit from the ability to engage in all types of transactions which might be considered borrowing. In addition, the Funds would benefit from the flexibility to borrow money up to the maximum amount permitted by law and to borrow from each other when permitted to do so by the SEC. The Funds do not intend to borrow for leveraging purposes, which means that a Fund will not borrow to make investments with the proceeds of the borrowing.

      Borrowing money may place a Fund at risk and therefore, although some additional borrowing would be permitted under this restriction, current statutory requirements limit borrowings to 33 1/3% of the total assets of a Fund at the time the loan is made. In addition, the Funds would be subject to a non-fundamental borrowing restriction prohibiting them from borrowing money for leveraging purposes.

Reasons for the change

      Currently, the Funds are subject to a number of different borrowing restrictions. For each Fund, the proposed amendment modernizes and standardizes the restriction on borrowing. This change would give each Fund the flexibility to engage in certain securities transactions that might be construed as "borrowing" transactions, and would permit each Fund to borrow money up to the limits permitted by the 1940 Act for any purpose that does not involve leveraging. Changing this restriction would permit greater flexibility in managing each Fund's portfolio and would allow each Fund to borrow to the maximum extent permitted by law when such borrowings are necessary for the efficient management of each Fund's assets.

      The proposed changes also would allow a Fund to borrow from another Fund when permissible. Borrowing from another Fund in the Trust could reduce certain borrowing and transaction costs.

Proposed Borrowing Restriction

      No Fund may:

      borrow money, except that as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authority having jurisdiction.

Non-fundamental  investment policy on borrowing for leverage:

      The Funds of the Trust do not intend to borrow money for leveraging purposes.

      The following table states the current borrowing restriction for each Fund.

--------------------------------------------------------------------------------
Fund                            Current Borrowing Restriction
--------------------------------------------------------------------------------
Balanced                        The Funds may not  borrow  money,  except  that
Convertible                     each such Fund may (a) enter  into  commitments
Diversified Stock               to  purchase   securities  and  instruments  in
Financial Reserves              accordance   with   its   investment   program,
Focused Growth                  including   when-issued  and   delayed-delivery
Fund For Income                 transactions,   reverse  repurchase  agreements
Intermediate Income             and "dollar roll"  transactions,  provided that
National Municipal Bond         the  total  amount  of any  borrowing  does not
Ohio Municipal Bond             exceed  33-1/3% of the Fund's  total  assets at
Special Value                   the time of the  transaction;  (b) borrow money
Stock Index                     in an  amount  not  to  exceed  33-1/3%  of the
Value                           value of its total  assets at the time the loan
                                is made;  and (c) borrow  money on a short-term
                                basis from  investment  companies that are part
                                of the same group of  investment  companies  to
                                the extent  allowed by applicable  laws,  rules
                                or  regulatory  orders  in  an  amount  not  to
                                exceed  33-1/3%  of  the  value  of  its  total
                                assets   at  the   time   the   loan  is  made.
                                Borrowings  representing  more than  33-1/3% of
                                each such  Fund's  total  assets must be repaid
                                before    the   Fund   may   make    additional
                                investments.   Notwithstanding  the  foregoing,
                                as a  non-fundamental  policy,  these  Funds do
                                not  intend  to  borrow  money  for  leveraging
                                purposes.
--------------------------------------------------------------------------------
Established Value               The  Fund may not  borrow  money,  except  as a
                                temporary    measure   for   extraordinary   or
                                emergency  purposes  and then  only in  amounts
                                not exceeding 5% of its total assets,  taken at
                                the lower of acquisition cost or market value.
--------------------------------------------------------------------------------
Gradison Government Reserves    The  Fund may not  borrow  money,  except  from
                                banks   as   a   temporary   measure   or   for
                                extraordinary or emergency  purposes such as to
                                enable the Fund to satisfy redemption  requests
                                where  liquidation  of portfolio  securities is
                                considered    disadvantageous   and   not   for
                                leverage  purposes,  and then  only in  amounts
                                not  exceeding  15% of the total  assets of the
                                Fund at the time of the  borrowing.  While  any
                                borrowing  of greater  than 5% of the assets is
                                outstanding,   the  Fund   will  not   purchase
                                additional portfolio securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Institutional Money Market      The Fund may not borrow money,  except (a) from
                                a bank  for  temporary  or  emergency  purposes
                                (not for  leveraging or  investment)  or (b) by
                                engaging  in  reverse  repurchase   agreements,
                                provided  that  (a)  and  (b)  in   combination
                                ("borrowings")  do not  exceed an amount  equal
                                to one third of the current  value of its total
                                assets  (including  the amount  borrowed)  less
                                liabilities    (not    including   the   amount
                                borrowed)  at the time the  borrowing  is made.
                                This  fundamental  limitation  is  construed in
                                conformity  with the  1940  Act and,  if at any
                                time    Institutional    Money    Market   Fund
                                borrowings  exceed an amount  equal to  33-1/3%
                                of  the  current  value  of  its  total  assets
                                (including    the   amount    borrowed)    less
                                liabilities  (other  than  borrowings)  at  the
                                time the  borrowing is made due to a decline in
                                net  assets,  such  borrowings  will be reduced
                                within  three days (not  including  Sundays and
                                holidays)  to the  extent  necessary  to comply
                                with the 33-1/3% limitation.
--------------------------------------------------------------------------------
Prime Obligations               The Funds may not  borrow  money,  except  that
Small Company Opportunity       (a) each such Fund may enter  into  commitments
Tax-Free Money Market           to purchase  securities in accordance  with its
                                investment program,  including delayed-delivery
                                and   when-issued    securities   and   reverse
                                repurchase agreements,  provided that the total
                                amount of any such  borrowing  does not  exceed
                                33-1/3% of each such Fund's total  assets;  and
                                (b)  each  such  Fund  may  borrow   money  for
                                temporary  or  emergency  purposes in an amount
                                not  exceeding  5% of the  value  of its  total
                                assets at the time  when the loan is made.  Any
                                borrowings  representing  more  than 5% of each
                                such Fund's total assets must be repaid  before
                                the Fund may make additional investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ohio Municipal Money Market     The Fund may not (a)  borrow  money and  engage
                                in reverse repurchase  agreements in amounts up
                                to  one-third  of the  value of its net  assets
                                including   the  amounts   borrowed,   and  (b)
                                purchase   securities  on  a   when-issued   or
                                delayed  delivery  basis.  The  Fund  will  not
                                borrow  money or engage in  reverse  repurchase
                                agreements for investment leverage,  but rather
                                as a  temporary,  extraordinary,  or  emergency
                                measure  or to  facilitate  management  of  the
                                Fund  by   enabling   it  to  meet   redemption
                                requests   when   the   liquidation   of   Fund
                                securities    would    be    inconvenient    or
                                disadvantageous.  The Fund  will  not  purchase
                                any  securities   while  any  such   borrowings
                                (including reverse  repurchase  agreements) are
                                outstanding.
--------------------------------------------------------------------------------


Item 2e - Lending

      The Funds lend their assets primarily in three different way. They may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as "lending" transactions and they may engage in "interfund" lending of cash when it is permissible and desirable to do so. The Trust would need to obtain an exemptive order from the SEC to engage in interfund lending. No application for such an order has been made, but the Trust may make such an application in the future if this proposal is approved and the Board of Trustees determines that it would be advantageous to the Funds.

      Some Funds are currently lending their portfolio securities as part of a securities lending program. Funds can generate income from lending portfolio securities, although there are risks involved. However, the Board requires that there be procedures in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

Reason for the change

      This change would give the Funds the greatest amount of flexibility to lend their portfolio securities to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with their investment objectives. In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.

      Considered together, items 2d and 2e would permit all of the Funds (except the Federal Money Market Fund) to engage in interfund cash lending when desirable and when permitted by the appropriate regulatory authority. Interfund cash lending is beneficial to shareholders because it would permit the Funds to match lending and borrowing needs and reduce costs associated with lending and borrowing, with virtually no increase in risk.

Proposed Lending Restriction -- All Funds (except Federal Money Market Fund)

      The Funds may not:

      make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

The following table states the current lending restriction for each Fund:

--------------------------------------------------------------------------------
Fund                       Current Restriction
--------------------------------------------------------------------------------
Balanced                   The  Funds  may not make  loans,  except  each  such
Convertible                Fund,  consistent with its investment  program,  may
Diversified Stock          (a)   purchase   bonds,   debentures,   other   debt
Financial Reserves         securities   and   hybrid   instruments,   including
Focused Growth             short-term  obligations;  (b) enter into  repurchase
Fund for Income            transactions;   (c)   lend   portfolio   securities,
Intermediate Income        provided  that the value of loaned  securities  does
National Municipal Bond    not  exceed   33-1/3%  of  each  such  Fund's  total
Ohio Municipal Bond        assets;  and (d)  make  short-term  loans  to  other
Special Value              investment  companies  that  are  part  of the  same
Stock Index                group  of  investment  companies,   as  part  of  an
Value                      interfund  loan  program,  as allowed by  applicable
                           laws, rules and regulatory  orders.  Notwithstanding
                           the  foregoing,  as a  non-fundamental  policy,  the
                           Fund for Income  will not lend any of its  portfolio
                           securities.
--------------------------------------------------------------------------------
Established Value          The Fund will not make  loans,  except  (a)  through
                           the  purchase  of  publicly  distributed   corporate
                           securities,     U.S.     government     obligations,
                           certificates   of   deposit   ("CDs"),    high-grade
                           commercial    paper   and   other    money    market
                           instruments,  and (b) loans of portfolio  securities
                           to  persons  unaffiliated  with  the  Trust  not  in
                           excess  of 20%  of the  value  of the  Fund's  total
                           assets  (taken at market  value) made in  accordance
                           with  the   guidelines  of  the  SEC  and  with  any
                           standards  established  from  time  to  time  by the
                           Trust's    Board   of   Trustees,    including   the
                           maintenance  of collateral  from the borrower at all
                           times in an  amount  at least  equal to the  current
                           market value of the securities loaned.
--------------------------------------------------------------------------------
Prime Obligations          The  Funds  may not  lend any  security  or make any
Small Company Opportunity  other  loan if, as a result,  more than  33-1/3%  of
Tax-Free Money Market      each  such  Fund's  total  assets  would  be lent to
                           other parties,  but this  limitation  does not apply
                           to purchases of publicly  issued debt  securities or
                           to repurchase agreements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gradison Government        The  Fund  may  not  make  loans,  except  that  the
Reserves                   purchase  of  debt  securities  as  allowed  by  its
                           investment    objective    and   other    investment
                           restrictions,  entering into repurchase  agreements,
                           and  the  lending  of  portfolio  securities  in  an
                           amount  not to exceed  30% of the value of its total
                           assets   with  the   collateral   value  of   loaned
                           securities  marked-to-market daily and in accordance
                           with    applicable    regulations    or   guidelines
                           established  by the SEC shall not be  prohibited  by
                           this restriction.
--------------------------------------------------------------------------------
Federal Money Market       The Fund may not lend any cash except in  connection
                           with the  acquisition  of a  portion  of an issue of
                           publicly  distributed  bonds,  debentures,  notes or
                           other  evidences of  indebtedness  or in  connection
                           with  the   purchase   of   securities   subject  to
                           repurchase  agreements,  except  as  outlined  under
                           "Additional  Information  on Fund  Investments"  and
                           the  sub-section,  "Securities  Lending."  The  Fund
                           will not lend any other  assets  except as a special
                           investment  method.  See  "Investment  Objective" in
                           the  Prospectus.  The  Fund  will not make a loan of
                           its portfolio securities if, immediately  thereafter
                           and as a result thereof,  portfolio  securities with
                           a market  value of 10% or more of its  total  assets
                           would be subject to such loans.
--------------------------------------------------------------------------------
Institutional Money Market The  Fund  may not  make  loans  to  other  persons, except (a) by the  purchase of debt  obligations  in
                           which   the  Fund  is   authorized   to   invest  in
                           accordance  with its investment  objective,  and (b)
                           by engaging in repurchase  agreements.  In addition,
                           the  Fund  may  lend  its  portfolio  securities  to
                           broker-dealers  or  other  institutional  investors,
                           provided  that the  borrower  delivers  cash or cash
                           equivalents  as collateral to the Fund and agrees to
                           maintain such  collateral so that it equals at least
                           100% of the  value  of the  securities  loaned.  Any
                           such  securities  loan  may  not be  made  if,  as a
                           result   thereof,   the   aggregate   value  of  all
                           securities  loaned  exceeds  33-1/3%  of  the  total
                           assets of the Fund.
--------------------------------------------------------------------------------
Ohio Municipal Money       The Fund  will not  lend any of its  assets,  except
Market                     through  (a) the  purchase  of a portion of an issue
                           of  publicly   distributed  debt  instruments;   (b)
                           repurchase  agreements;  or (c) the  lending  of its
                           portfolio   securities.   The   Fund  may  lend  its
                           securities  if  collateral  values are  continuously
                           maintained  at no  less  than  100%  of the  current
                           market  value  of  such  securities  by  marking  to
                           market daily
--------------------------------------------------------------------------------

Item 2f - Senior securities

      The Board recommends that the restriction on issuing senior securities applicable to the Funds listed below, be amended to read as follows:

Proposed Senior Securities Restriction

      The Funds may not:

      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

      The Board is also recommending that the same restriction be adopted by Established Value Fund and Federal Money Market Fund.

Reason for the change

      Under the 1940 Act, an open-end investment company is not permitted to issue senior securities, except under certain limited conditions. The proposed amendment would modernize the language concerning senior securities. This change would have no immediate impact on any Fund's investment strategies and would give the Funds the maximum amount of flexibility to invest when such an investment could be construed as a senior but is nonetheless permitted under the law or by interpretations of the SEC.

The following table states the current senior securities restriction for each Fund.

--------------------------------------------------------------------------------
Fund                      Current Restriction
--------------------------------------------------------------------------------
Balanced                  The  Funds  may not issue  any  senior  security  (as
Convertible               defined in the 1940 Act),  except  that (a) each such
Diversified Stock         Fund may  engage in  transactions  that may result in
Financial Reserves        the  issuance  of  senior  securities  to the  extent
Focused Growth            permitted    under    applicable    regulations   and
Fund for Income           interpretations  of the 1940 Act, an exemptive  order
Intermediate Income       or  interpretation  of the staff of the SEC; (b) each
National Municipal Bond   such  Fund  may   acquire   other   securities,   the
Ohio Municipal Bond       acquisition  of which may result in the issuance of a
Special Value             senior  security,   to  the  extent  permitted  under
Stock Index               applicable  regulations  or  interpretations  of  the
Value                     1940 Act; (c) subject to the  restrictions  described
                          in this  SAI,  each  such  Fund may  borrow  money as
                          authorized  by the 1940  Act;  and (d) each such Fund
                          may issue  multiple  classes of shares in  accordance
                          with regulations of the SEC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Institutional Money       The  Funds  may not issue  any  senior  security  (as
Market                    defined in the 1940 Act),  except  that (a) each such
Ohio Municipal Money      Fund may  engage in  transactions  that may result in
Market                    the  issuance  of  senior  securities  to the  extent
Prime Obligations         permitted    under    applicable    regulations   and
Small Company Opportunity interpretations  of  the  1940  Act  or an  exemptive
Tax-Free Money Market     order;   (b)  each  such  Fund  may   acquire   other
                          securities,  the  acquisition  of which may result in
                          the  issuance  of a senior  security,  to the  extent
                          permitted    under    applicable    regulations    or
                          interpretations  of the 1940 Act;  and (c) subject to
                          the restrictions set forth below,  each such Fund may
                          borrow money as authorized by the 1940 Act.
--------------------------------------------------------------------------------
Gradison Government       The  Fund  may not  issue  any  senior  security  (as
Reserves                  defined in the 1940 Act),  except  that (a) each such
                          Fund may  engage in  transactions  that may result in
                          the  issuance  of  senior  securities  to the  extent
                          permitted    under    applicable    regulations   and
                          interpretations  of  the  1940  Act  or an  exemptive
                          order;   (b)  each  such  Fund  may   acquire   other
                          securities,  the  acquisition  of which may result in
                          the  issuance  of a senior  security,  to the  extent
                          permitted    under    applicable    regulations    or
                          interpretations  of the 1940 Act;  and (c) subject to
                          the restrictions set forth below,  each such Fund may
                          borrow money as authorized by the 1940 Act.
--------------------------------------------------------------------------------

      The  Board  also   recommends   that  the  amended   senior   securities
restriction described above be adopted by the Established Value and Federal Money Market Funds.

Reasons for the change

      These two Funds currently have no separately stated restriction regarding senior securities. In order to ensure that the Funds can engage in all permitted activities consistent with the law, and in order to make clear that with respect to senior securities, there is no intention to treat these Funds differently from all the other Funds of the Trust, the restriction related to issuing senior securities should be added to these Funds.

Item 2g - Real estate

      The Board recommends that the restriction regarding real estate be amended for Prime Obligations, Small Company Opportunity, Tax-Free Money
Market, Federal Money Market, Established Value, Gradison Government Reserves, Institutional Money Market, Ohio Municipal Money Market to read as follows:

Proposed Real Estate Restriction

      The Funds may not:

      purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude a Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent a Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

Reasons for the change

      The proposed change conforms the restriction on investing in real estate to that of all the other Funds in the Trust and to current interpretations of the 1940 Act. This change modernizes the present restriction by allowing a Fund to invest in certain newer financial instruments that were precluded under the prior restriction, when that type of investment is consistent with the Fund's investment objectives and policies.

The following table states the current restriction for each Fund.

--------------------------------------------------------------------------------
Fund                       Current Restriction
--------------------------------------------------------------------------------
Prime Obligations          The  Funds  may  not  purchase  or sell  real  estate
Small Company Opportunity  unless   acquired  as  a  result  of   ownership   of
Tax-Free Money Market      securities or other  instruments  (but this shall not
                           prevent  each Fund from  investing in  securities  or
                           other   instruments   backed   by  real   estate   or
                           securities  of  companies  engaged in the real estate
                           business).  Investments  by the  Funds in  securities
                           backed by mortgages  on real estate or in  marketable
                           securities  of companies  engaged in such  activities
                           are not hereby precluded.
--------------------------------------------------------------------------------
Federal Money Market       The Fund may not  purchase  or hold any real  estate,
                           including  real estate limited  partnerships,  except
                           that the Funds may  invest in  securities  secured by
                           real  estate  or  interests   therein  or  issued  by
                           persons  which  deal  in  real  estate  or  interests
                           therein.
--------------------------------------------------------------------------------
Established Value          The  Fund  will not  purchase  or sell  real  estate,
                           except that it is permissible to purchase  securities
                           secured by real  estate or real estate  interests  or
                           issued by  companies  that  invest in real  estate or
                           real estate interests.
--------------------------------------------------------------------------------
Gradison Government        The Fund will not purchase or sell real  estate.  The
Reserves                   purchase of  securities  secured by real estate which
                           are  otherwise   allowed  by  the  Fund's  investment
                           objective  and other  investment  restrictions  shall
                           not be prohibited by this restriction.
--------------------------------------------------------------------------------
Institutional Money        The Fund may not buy or sell real estate,
Market                     commodities, or commodity (futures) contracts or
                           invest in oil, gas or other mineral exploration or
                           development programs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                       Current Restriction
--------------------------------------------------------------------------------
Ohio Municipal Money       The  Fund  will not  purchase  or sell  real  estate,
Market                     although it may invest in Ohio  Municipal  Securities
                           secured by real estate or interests in real estate.
--------------------------------------------------------------------------------

      Commodities  and  commodity  (futures)  contracts;  oil,  gas and  other minerals. The current restriction for the Institutional Money Market Fund combines real estate with commodities and commodity contracts and with oil, gas and other mineral exploration and development programs. Should shareholders approve the proposed restriction regarding real estate, the current restriction relating to commodities and commodity contracts and oil, gas and other minerals would be stated as separate restrictions. (See Items 2h and 2g)

Item 2h - Commodities

      The Board recommends that the restriction regarding commodities be amended for Balance, Convertible, Established Value, Federal Money Market, Financial Reserves, Fund for Income, Gradison Government Reserves, National Municipal Bond, Ohio Municipal Money Market, Special Value and Value. The amended restriction reads as follows:

Proposed Commodities Restriction

      The Funds may not:

      purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

      The Board also is recommending that the proposed amended  restriction be
adopted  for   Institutional   Money  Market  Fund,  which  currently  has  no
restriction regarding commodities.

Reason for the change

      The proposed amendment, and the adoption of the proposed amendment for the Institutional Money Market Fund, would make the restriction regarding investing in commodities consistent among all the Funds of the Trust. This change would have no impact on the current investment strategies of the Funds. It would, however, allow each Fund the flexibility to deal with a physical commodity if necessary as a result of the Fund's ownership of another security. In addition, the amended restriction would clarify a Fund's ability to purchase and sell options and futures contracts and to purchase instruments that are back by physical commodities.

The following table reflects the current restriction for each Fund.

--------------------------------------------------------------------------------
Fund                         Current Restriction
--------------------------------------------------------------------------------
Balanced                     None of the Funds may  purchase  or sell  physical
Special Value                commodities   unless   acquired  as  a  result  of
Value                        ownership of securities or other instruments.
--------------------------------------------------------------------------------
Convertible                  The   Funds  may  not  deal  in   commodities   or
Federal Money Market         commodity contracts.
--------------------------------------------------------------------------------
Established Value            The Fund will not  purchase  or sell  commodities,
                             commodity  contracts,  or interests in oil, gas or
                             other   mineral    exploration    or   development
                             programs,   except  that  it  is   permissible  to
                             purchase  securities issued by companies that hold
                             interests   in   oil,   gas   or   other   mineral
                             exploration or development programs.
--------------------------------------------------------------------------------
Financial Reserves           The  Fund  may  not buy or  sell  commodities,  or
                             commodity (futures) contracts.
--------------------------------------------------------------------------------
Fund for Income              The  Fund  for  Income  may not  purchase  or sell
                             commodities  or commodity  contracts,  oil, gas or
                             other mineral exploration or development programs.
--------------------------------------------------------------------------------
Gradison Government Reserves The Fund will not  purchase  or sell  commodities, commodity  contracts  or  interests in oil, gas or
                             other mineral exploration or development  programs
                             or leases,  except  that the  purchase  or sale of
                             financial   futures   contracts   or   options  on
                             financial futures contracts is permissible.
--------------------------------------------------------------------------------
National Municipal Bond      The  Fund  may  not  purchase  or  sell   physical
                             commodities  (but this shall not  prevent the Fund
                             from purchasing or selling  futures  contracts and
                             options on futures  contracts or from investing in
                             securities   or  other   instruments   backed   by
                             physical commodities).
--------------------------------------------------------------------------------
Ohio Municipal Money Market  The Fund may not purchase or sell  commodities  or commodity contracts.
--------------------------------------------------------------------------------


      Oil, gas and other minerals. Some of the current restrictions above combine commodities with investing in oil, gas and mineral exploration or development programs. Should shareholders approved the proposed restriction regarding commodities, the reference to commodities and commodity contracts in the current restrictions would be removed, and the remainder of the current restrictions relating to oil, gas and other minerals would be stated as separate restrictions. (See Item 2q)

Item 2i - Underwriting

      The Board proposes that Established Value, Federal Money Market, Gradison Government Reserves, Institutional Money Market, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity and Tax-Free Money Market revise the restriction relating to underwriting to read as follows:

Proposed Underwriting Restriction

      The Funds may not:

      underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

Reason for the change

      The proposed change would modernize each Fund's restriction on underwriting by stating it more succinctly. In addition, the revised restriction would conform it to the underwriting restrictions of all the other Funds of the Trust. Under the proposed restriction, a Fund would not be prohibited from selling any security in its portfolio merely because the selling Fund might technically be deemed to be an underwriter under the Securities Act. Making this restriction consistent with that of the other Victory Funds would simplify portfolio management and ensure better compliance.

      The proposed change in this investment restriction would not alter any Fund's investment strategy.

The following table reflects the current restriction for the each Fund.


--------------------------------------------------------------------------------
Fund                              Current Restriction
--------------------------------------------------------------------------------
Federal Money Market              The  Funds  may  not  underwrite   securities
Institutional Money Market        issued by others,  except to the extent  that
Ohio Municipal Money Market       a  Fund  may  be  considered  an  underwriter
Prime Obligations                 within the meaning of the  Securities  Act of
Small Company Opportunity         1933, as amended (the  "Securities  Act"), in
Tax-Free Money Market             the disposition of restricted securities.
--------------------------------------------------------------------------------
Established Value                 The Fund will not  underwrite  the securities
Gradison Government Reserves      of  other  issuers,  except  insofar  as  the
                                  Trust   may    technically   be   deemed   an
                                  underwriter   under  the  Securities  Act  in
                                  connection  with the disposition of portfolio
                                  securities.
--------------------------------------------------------------------------------

Item 2j - Pledging

      The  Board   proposes  to  eliminate   the   Established   Value  Fund's
fundamental investment restriction on pledging assets for security.

The following table states the current restriction for the Fund.


--------------------------------------------------------------------------------
                                  Current Restriction
--------------------------------------------------------------------------------
Established Value                 The   Established   Value   Fund   will   not
                                  mortgage,  pledge or hypothecate  securities,
                                  except  in  connection   with  a  permissible
                                  borrowing,  and  then  only  in  amounts  not
                                  exceeding  10% of the value of the  assets of
                                  the Fund  (taken at the lower of  acquisition
                                  cost or market).
--------------------------------------------------------------------------------


 Reasons for the change

      The restriction on pledging and hypothecating assets was based on state law requirements that are no longer applicable. Removing this restriction would give the Fund greater flexibility by permitting management to make changes in investment policy regarding pledging or mortgaging assets without seeking shareholder approval. In addition, removing this restriction would afford the Fund greater flexibility in permitted borrowing transactions, because bank lenders often require a pledge of assets as security for loans. Eliminating this restriction would not affect the Fund's present investment practices.

2k - Investing to influence management or exercise control

      The Board proposes to eliminate the restriction relating to investing to influence management or exercise control with respect to the Established Value and Federal Money Market Funds.

The following table states the current restriction for each Fund.


--------------------------------------------------------------------------------
Fund                              Current Restriction
--------------------------------------------------------------------------------
Established Value                 The Fund  will not  invest in  companies  for
                                  the   purpose   of   exercising   control  or
                                  management.
--------------------------------------------------------------------------------
Federal Money Market              The Funds may not  invest  in  companies  for
                                  the  purpose  of  influencing  management  or
                                  exercising  control,  and will  not  purchase
                                  more  than 10% of the  voting  securities  of
                                  any one issuer.  This will not  preclude  the
                                  management  of the Funds from voting  proxies
                                  in their discretion.
--------------------------------------------------------------------------------

Reasons for the change

      The restriction on investing to influence management or exercise control was originally adopted to ensure that investment companies not acquire more than 10% of the outstanding voting securities of a single issuer. Since the Federal Money Market Fund invests most, if not all, of its assets in debt securities, this restriction is unnecessary. The owners of debt securities have no voting rights. Therefore, it is impossible for the Fund to carry out its investment strategies and also invest for the purpose of influencing management and exercising control.

      For the Established Value Fund, the restriction came from state law requirements that are no longer applicable. Because the Established Value Fund invests primarily in companies that have a minimum market capitalization of $1 billion, and because it is diversified, it is unlikely that the Established Value Fund could invest for the purpose of influencing management or exercising control.

2l - Purchasing on margin and selling short

      The Board proposes to eliminate the restriction relating to purchasing on margin and short selling for the Established Value and Federal Money Market Funds.

The following table states the current restriction for each Fund.


--------------------------------------------------------------------------------
Fund                              Current Restriction
--------------------------------------------------------------------------------
Established Value                 The  Fund  will  not  make  short   sales  of
                                  securities,   or   purchase   securities   on
                                  margin,  except for  short-term  credit as is
                                  necessary for the clearance of transactions.
--------------------------------------------------------------------------------
Federal Money Market              The  Fund  may  not  purchase  securities  on
                                  margin or sell securities short.
--------------------------------------------------------------------------------


Reasons for the change

      The practices of purchasing securities on margin and selling securities short when a Fund does not own the security create the issuance of a senior security. Open-end investment portfolios such as the Funds are by law not permitted to issue senior securities except under very limited circumstances. Therefore, there is no need for the Funds to have a restriction on purchasing on margin or selling short since these activities are controlled by statutory requirements and other restrictions adopted by the Funds.

      Eliminating this restriction would not affect either Fund's present investment strategies.

2m - Illiquid and restricted securities

      The  Board  proposes  to  amend  and  re-classify  from  fundamental  to
non-fundamental   the   restrictions   relating  to  illiquid  and  restricted
securities for the Established Value Fund to read as follows:

Proposed non-fundamental illiquid and restricted securities restriction for Established Value

      The Fund may not:

      invest more than 15% of any of its net assets in (i) securities restricted as to disposition under the federal securities laws, except such restricted securities determined by the Funds' investment adviser to be liquid based on the trading markets for the particular security and other factors, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of seven days.

      The Board  also  proposes  that the  fundamental  restriction  regarding
illiquid  and   restricted   securities  for  Federal  Money  Market  Fund  be
re-classified as non-fundamental.

The following table states the current illiquid securities restriction for each Fund.

-------------------------------------------------------------------------------
Fund                      Current Restriction
-------------------------------------------------------------------------------
Established Value         The Fund will not  purchase  securities  subject  to
                          restrictions  on  disposition  under the  Securities
                          Act.

                          The Fund will not purchase  securities  for which no
                          readily  available  market quotation  exists,  if at
                          the time of  acquisition  more  than 5% of the total
                          assets  of  the  Fund  would  be  invested  in  such
                          securities  (repurchase  agreements maturing in more
                          than   seven   days   are   included   within   this
                          restriction).
-------------------------------------------------------------------------------
Federal Money Market      The  Fund  may  not  invest  in  companies  for  the
                          purpose  of  influencing  management  or  exercising
                          control,  and will not purchase more than 10% of the
                          voting  securities of any one issuer.  This will not
                          preclude  the  management  of the Fund  from  voting
                          proxies in its discretion.
-------------------------------------------------------------------------------

Reasons for the changes

      Illiquid securities are securities that cannot be sold by the Funds within seven days at a price approximately equal to the price used in determining the Fund's net asset value. Securities that are restricted as to resale under the Federal securities laws are generally considered illiquid. However, the staff of the SEC has indicated that where restricted securities can be determined to be liquid based on criteria established by an investment company's board of directors, those securities can be treated as liquid for purposes of the investment company's investment restrictions. There are currently numerous securities that are restricted as to resale but for which markets have developed which make them highly liquid. The Board is proposing that the illiquid securities restriction for the Established Value Fund be amended to permit these very liquid, though restricted, securities to be purchased. The Board is also proposing that the permitted investment in illiquid securities by the Established Value Fund be increased to 15%, the level currently allowed by the SEC for non-money market funds. This increase will allow for more flexibility in managing this portfolio without significantly increasing risk.

      In addition, at one time, regulators required investment companies to state their policy regarding illiquid securities as a fundamental limitation. That requirement no longer exists, and there is no statutory requirement that this restriction be fundamental. Therefore, the Board is proposing that this limitation be re-classified as non-fundamental for both the Established Value and Federal Money Market Funds.

      Making the restriction on illiquid securities non-fundamental would give the Board more flexibility in responding to changing regulatory requirements. As an example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Funds to have the make the change without incurring the cost of a shareholders meeting.

      Neither   the  change  in  the   restriction   nor  the  change  in  the
classification  of  the  restriction  would  impact  the  current   investment
practices or strategies of either Fund.

2n - Investment in issuers whose shares are owned by Victory's Trustees or Officers

      The Board proposes to eliminate the restriction which prohibits the Established Value Fund from owning the securities of an issuer when a Trustee or Officer of the Fund who is also a director or officer of that issuer owns certain amounts of the securities of that issuer.

The current restriction reads as follows.

-------------------------------------------------------------------------------
Established Value         The Fund will not purchase or retain the  securities
                          of any  issuer  if any  Trustee  or  officer  of the
                          Trust is or  becomes a  director  or officer of such
                          issuer and owns  beneficially more than 1/2 of 1% of
                          the   securities   of  such  issuer,   or  if  those
                          directors,  trustees  and  officers of the Trust and
                          its   investment   adviser  who  are   directors  or
                          officers  of such  issuer  together  own or  acquire
                          more than 5% of the securities of such issuer.
-------------------------------------------------------------------------------

Reason for the change

      This restriction was based on state law requirements that are no longer applicable. In addition, maintaining the restriction is not necessary, because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the 1940 Act. The restriction sometimes imposes severe limitations on the operation of the portfolio and is costly and difficult to administer. Because the restriction is no longer necessary, the Board recommends that it be eliminated. This action would not change the Fund's investment strategy.

2o - Investment in unseasoned issuers

      The  Board   proposes  to  eliminate   the   restriction   limiting  the
Established Value Fund's investments in the securities of unseasoned issuers to not more than 5% of the assets of the Fund.

The current restriction reads as follows.

-------------------------------------------------------------------------------
Established Value         The  Fund  will  not  purchase  any   securities  of
                          companies  which have (with  their  predecessors)  a
                          record  of  less  than  three  years  of  continuous
                          operation,  if at the time of acquisition  more than
                          5% of a Fund's  total  assets  would be  invested in
                          such securities.
-------------------------------------------------------------------------------

Reason for the change

      This is another restriction that was imposed by state laws which are no longer applicable. Without these legal requirements, there is no longer any need to so specifically limit the portfolio. Eliminating this restriction would increase the flexibility the portfolio manager has over the investment of Fund assets. This increase in flexibility would not change the Fund's investment strategy.

2p - Options

      The Board proposes to eliminate the restriction relating to writing, purchasing or selling of options with respect to the Established Value Fund.

The Fund's current restriction is as follows.

-------------------------------------------------------------------------------
Fund                           Current Restriction
-------------------------------------------------------------------------------
Established Value              The  Fund  will  not  write,  purchase  or sell
                               puts, calls or combinations thereof.
-------------------------------------------------------------------------------


Reason for the change

      The restriction on option transactions came with the Fund when it was acquired in 1999. It is the only Fund within the Trust that has such a prohibition. Eliminating the prohibition would provide the portfolio manager with the flexibility to hedge the Fund's portfolio during periods of expected market fluctuation. Engaging in option transactions would not add any significant risk to the Fund's portfolio. As derivative instruments, options and their use are carefully monitored by the Adviser and the Board. If this proposed is approved, the Fund would be subject to a non-fundamental restriction that would allow it (1) to write only covered call options and only up to 25% of its total assets and (2) to purchase put options.

2q - Oil, gas and other minerals

      The Board proposes to eliminate the restriction relating to oil, gas and other mineral exploration or development programs for Established Value, Fund for Income, Gradison Government Reserves and Institutional Money Market.

The following table states the current restrictions for each Fund.

 -------------------------------------------------------------------------------
 Fund                          Current Restriction
 -------------------------------------------------------------------------------
 Established Value             The Fund will not purchase or sell  interests in
                               oil,  gas  or  other  mineral   exploration   or
                               development   programs,   except   that   it  is
                               permissible  to  purchase  securities  issued by
                               companies  that hold  interests  in oil,  gas or
                               other   mineral   exploration   or   development
                               programs.
 -------------------------------------------------------------------------------
 Fund for Income               The Fund may not  purchase  or sell oil,  gas or
                               other   mineral   exploration   or   development
                               programs.
 -------------------------------------------------------------------------------
 Gradison Government Reserves  The Fund will not purchase or sell  interests in
                               oil,  gas  or  other  mineral   exploration   or
                               development programs or leases.
 -------------------------------------------------------------------------------
 Institutional Money Market    The Fund  may not  invest  in oil,  gas or other
                               mineral exploration or development programs.
 -------------------------------------------------------------------------------


Reasons for the change

      The restriction on investing in oil, gas and other minerals exploration or development programs was based on state law requirements that are no longer applicable. Without these legal requirements, there is no longer any need to specifically limit the portfolio. Eliminating this restriction would increase the flexibility the portfolio manager would have over the investment of each Fund's assets. This increase in flexibility would not change the investment strategies of any of the Funds.

Required vote

      Each item contained in Proposal 2 requires the approval of a majority of each Fund's outstanding voting securities. A majority of the outstanding voting securities means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

Has the Board approved these proposed changes?

      Yes. The Board has considered each of these proposed changes and has concluded that changing these restrictions now would be in the best interests of each affected Funds' shareholders. The Board recommends that shareholders vote "for" the items contained in Proposal 2.

                                  PROPOSAL 3
                                OTHER MATTERS

      The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

PART 3:     MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

General information about proxy voting

      The Board is soliciting your proxy to vote on the matters described in this Proxy Statement.

      Only shareholders of record of the Funds of the Trust at the close of business on the Record Date, February 11, 2005, may vote at the Special
Meeting. As of the Record Date, each Fund had the number of shares issued and outstanding listed below, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote:

--------------------------------------------------
                                   Shares Entitled
Fund                                   to Vote
--------------------------------------------------
Balanced Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class C
--------------------------------------------------
      Class R
--------------------------------------------------
Convertible Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Diversified Stock Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class C
--------------------------------------------------
      Class R
--------------------------------------------------
Established Value Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class R
--------------------------------------------------
Federal Money Market Fund
--------------------------------------------------

--------------------------------------------------
                                   Shares Entitled
Fund                                   to Vote
--------------------------------------------------
      Investor Class
--------------------------------------------------
      Select Class
--------------------------------------------------
Financial Reserves Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Focused Growth Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class C
--------------------------------------------------
      Class R
--------------------------------------------------
Fund for Income
--------------------------------------------------
      Class A
--------------------------------------------------
      Class C
--------------------------------------------------
      Class R
--------------------------------------------------
Gradison Government Reserved Fund
--------------------------------------------------
      Select Class
--------------------------------------------------
      Trust Class
--------------------------------------------------
      Class C
--------------------------------------------------
Institutional Money Market Fund
--------------------------------------------------
      Investor Class
--------------------------------------------------
      Select Class
--------------------------------------------------
Intermediate Income Fund
--------------------------------------------------
      Class A
--------------------------------------------------
National Municipal Bond Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Ohio Municipal Bond Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Ohio Municipal Money Market Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Prime Obligations Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Small Company Opportunity Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class R
--------------------------------------------------
Special Value Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class C
--------------------------------------------------
      Class R
--------------------------------------------------
Stock Index Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class R
--------------------------------------------------
Special Value Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class C
--------------------------------------------------
      Class R
--------------------------------------------------
Tax-Free Money Market Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Stock Index Fund
--------------------------------------------------
      Class A
--------------------------------------------------
Value Fund
--------------------------------------------------
      Class A
--------------------------------------------------
      Class C
--------------------------------------------------
      Class R
--------------------------------------------------

      As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Funds as of the Record Date.

--------------------------------------------------------------------------------
       Victory Fund         Name and Address of Owner       Percent Owned
                                                            Beneficially
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, and the Distributor (none of whom receive any compensation for that service), to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust is employing Computershare Fund Services, a division of Computershare Limited, to solicit proxies, for which it expects to pay proxy solicitation fees of approximately $500,000.

      This proxy solicitation is made by and on behalf of the Board. The Trust will pay the costs of the proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials. However, because expenses of some of the Funds currently exceed limitations assumed by the Adviser, the cost of this solicitation with respect to some of the Funds effectively will be borne by the Adviser. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their
reasonable   expenses  incurred  in  sending  soliciting   material  to  their
principals.

Voting information and discretion of the persons named as proxies
-----------------------------------------------------------------

      While the Special Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

      At the time any session of the Special Meeting is called to order, if a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In such event, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of proposals for the next shareholder meeting
--------------------------------------------------------

      Under the Trust's Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

PART 4:  TRUST INFORMATION

      The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 6, 1995, as amended February 10, 2005. The Trust is an open-end management investment company consisting of 21 portfolios.

      Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law. The Board can divide each Fund into classes of shares. For current share classes, see Part 3 "More on Proxy Voting and Shareholder Meetings."

Board of Trustees
-----------------

      Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are Independent Trustees, and three Advisory Trustees, all of whom are Independent Advisory Trustees. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Information about the Trustees is set forth in Proposal 1 of this Proxy Statement.

Officers
--------

      The officers of the Trust, their ages, the length of time served and principal occupations during the past five years, are as follows:


                                Position with    Date Commenced
         Name and Age             the Trust          Service          Principal Occupation During Past 5 Years
         ------------             ---------          -------          ----------------------------------------

  Ms. Kathleen A. Dennis, 51   President         May 2002         Senior Managing Director of the Adviser.

  Ms. Irimga McKay, 45         Vice President    December 1998    Senior  Vice  President,  Client  Services,  BISYS
                                                                  Fund Services.

  Ms. Cynthia Lee Lindsey, 46  Secretary         December 2002    Director of Client  Services  (since October 2002)
                                                                  and Director of Securities  Lending (November 1997
                                                                  to October 2002), BISYS Fund Services.

  Mr. Jay G. Baris, 51         Assistant         December 1997    Partner, Kramer Levin Naftalis & Frankel LLP.
                               Secretary

  Ms. Alaina Metz, 37          Assistant         December 1996    Chief Administrative Officer, BISYS Fund Services.
                               Secretary

  Mr. Arthur A. Jensen, 38     Treasurer         February 2005    Vice President of Financial  Services,  BISYS Fund
                                                                  Services,   since  June  2001;   Section  Manager,
                                                                  Northern Trust Company, from 1999 to June 2001.

  Mr. Christopher E. Sabato,   Assistant         February 2005    Director  of   Financial   Services,   BISYS  Fund
  36                           Treasurer                          Services.

  Mr. Martin R. Dean, 40       Assistant Vice    December 2003    Vice President,  Compliance  Services,  BISYS Fund
                               President and                      Services.
                               Anti-Money
                               Laundering
                               Compliance
                               Officer

  Ms. Karen F. Haber, 52       Chief             August 2004      Chief  Compliance   Officer  of  the  Trust  since
                               Compliance                         August  2004;  Managing  Director  of the  Adviser
                               Officer                            until August 2004.

      The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

      The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

Investment Adviser and Sub-Administrator
----------------------------------------

      Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114, serves as Investment Adviser and sub-administrator of the Funds.

Administrator
-------------

      BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Administrator of the Funds.

Distributor
-----------

      Victory Capital Advisers, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Distributor of the Fund's Shares.

LOGO                                             THE VICTORY PORTFOLIOS
                                                   [ONE FOR EACH FUND]

                                             SPECIAL MEETING OF SHAREHOLDERS
                                           SCHEDULED TO BE HELD ON MAY 3, 2005

                                                       PROXY CARD

                                           THIS  PROXY  IS  SOLICITED  BY THE
                                           BOARD OF  TRUSTEES  of The Victory
                                           Portfolios,  on behalf of [ ] Fund
-------------------------------------      (the  "Fund"),   for  use  at  the
 IMPORTANT NOTICE:  Please take a          Special Meeting of shareholders to
 moment now to vote your  shares.          be  held  at  the  offices  of The
 You may vote  directly  over the          Victory  Portfolios,  3435 Stelzer
 telephone   by   calling   [  ].          Road,  Columbus,  OH 43219-3035 on
 Representatives   are  available          May 3, 2005 at 10:00 a.m.  Eastern
 from  ______ to  ______  Eastern          time.   The   undersigned   hereby
 Time.  You  may  also  fax  your          appoints  Christopher  K. Dyer and
 ballot  to [ ] or  return  it in          Anne  M.  Dombrowski  and  each of
 the   enclosed    postage   paid          them,    with   full    power   of
 envelope.   Internet  voting  is          substitution,  as  proxies  of the
 available  at [ ].  Your vote is          undersigned  to vote at the  above
 important.  Thank  you for  your          stated Special Meeting, and at all
 prompt action.                            adjournments  thereof,  all shares
-------------------------------------      of beneficial interest of the Fund
                                           that  are  held of  record  by the
-------------------------------------      undersigned on the record date for
                                           the  Special  Meeting,   upon  the
                                           proposals indicated below:

                                        IF THIS PROXY CARD IS RETURNED, AND NO
                                        CHOICE IS INDICATED FOR ANY ITEM, THIS
                                        PROXY WILL BE VOTED AFFIRMATIVELY ON THE
                                        MATTERS PRESENTED. THE BOARD OF TRUSTEES
                                          RECOMMENDS THAT YOU VOTE "FOR" THE
                                                 FOLLOWING PROPOSALS.


                                           Please  sign  exactly as your name
                                           appears on this card. When account
                                           is joint tenants, all should sign.
                                           When    signing    as    executor,
                                           administrator,      trustee     or
                                           guardian,  please give title. If a
                                           corporation or  partnership,  sign
                                           entity's  name  and by  authorized
                                           person.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

KEEP THIS PORTION FOR YOUR RECORDS

-------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY


Vote on Proposals:

                                                                                                   FOR ALL
1.       To elect trustees to serve as members of the Board of            FOR        WITHHOLD      EXCEPT
         Trustees of The Victory Portfolios, the nominees are:            |_|           |_|          |_|

Mr. David Brooks Adcock           Dr. Thomas F. Morrissey
Mr. Nigel D. T. Andrews?          Mr. Roger Noall
Ms. E. Lee Beard                  Ms. Karen F. Shepherd
Ms. Jakki L. Haussler             Mr. Frank A. Weil
Ms. Frankie D. Hughes             Mr. Leigh A. Wilson
Ms. Lyn Hutton

To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

-----------------------------------------------------------------------------------------------------------
2.       To approve the following revised investment limitations

2(a)     Diversification of investments[ - Established Value,             FOR        WITHHOLD      ABSTAIN
         Federal Money Market, Institutional Money Market, Ohio           |_|           |_|          |_|
         Municipal Money Market, Prime Obligations, Small
         Company Opportunity, Tax-Free Money Market]

2(b)     Concentration of investments[ - Balanced, Convertible,           FOR        WITHHOLD      ABSTAIN
         Diversified Stock, Established Value, Financial                  |_|           |_|          |_|
         Reserves, Focused Growth, Fund for Income,
         Institutional Money Market, Intermediate Income,
         National Municipal Bond, Ohio Municipal Bond, Ohio
         Municipal Money Market, Prime Obligations, Small
         Company Opportunity, Special Value, Stock Index,
         Tax-Free Money Market, Value]

2(c)     Joint trading accounts[ - Established Value, Prime               FOR        WITHHOLD      ABSTAIN
         Obligations, Small Company Opportunity, Tax-Free Money           |_|           |_|          |_|
         Market]

2(d)     Borrowing[ - Balanced, Convertible, Diversified Stock,           FOR        WITHHOLD      ABSTAIN
         Established Value, Financial Reserves, Focused Growth,           |_|           |_|          |_|
         Fund for Income, Gradison Government Reserves,
         Institutional Money Market, Intermediate Income,
         National Municipal Bond, Ohio Municipal Money Market,
         Prime Obligations, Small Company Opportunity, Special
         Value, Stock Index, Tax-Free Money Market, Value]


2(e)     Lending[ - Balanced, Convertible, Diversified Stock,             FOR        WITHHOLD      ABSTAIN
         Established Value, Federal Money Market, Financial               |_|           |_|          |_|
         Reserves, Focused Growth, Fund for Income, Gradison
         Government Reserves, Institutional Money Market,
         Intermediate Income, National Municipal Bond, Ohio
         Municipal Bond, Ohio Municipal Money Market, Prime
         Obligations, Small Company Opportunity, Special Value,
         Stock Index, Tax-Free Money Market, Value]

2(f)     Senior securities[ - Balanced, Convertible, Diversified          FOR        WITHHOLD      ABSTAIN
         Stock, Financial Reserves, Focused Growth, Fund for              |_|           |_|          |_|
         Income, Gradison Government Reserves, Institutional
         Money Market, Intermediate Income, National Municipal
         Bond, Ohio Municipal Bond, Ohio Municipal Money Market,
         Prime Obligations, Small Company Opportunity, Special
         Value, Stock Index, Tax-Free Money Market, Value]

2(g)     Real estate[ - Established Value, Federal Money Market,          FOR        WITHHOLD      ABSTAIN
         Gradison Government Reserves, Institutional Money                |_|           |_|          |_|
         Market, Ohio Municipal Bond, Prime Obligations, Small
         Company Opportunity, Tax-Free Money Market]

2(h)     Commodities[ - Balanced, Convertible, Federal Money              FOR        WITHHOLD      ABSTAIN
         Market, Federal Money Market, Financial Reserves, Fund           |_|           |_|          |_|
         for Income, Gradison Government Reserves, National
         Municipal Bond, Ohio Municipal Money Market, Special
         Value]

2(i)     Underwriting[ - Established Value, Federal Money                 FOR        WITHHOLD      ABSTAIN
         Market, Gradison Government Reserves, Institutional              |_|           |_|          |_|
         Money Market, Ohio Municipal Money Market, Prime
         Obligations, Small Company Opportunity, Tax-Free Money
         Market]

2(j)     Pledging[ - Established Value Fund]                              FOR        WITHHOLD      ABSTAIN
                                                                          |_|           |_|          |_|

2(k)     Investing to influence management or exercise control[           FOR        WITHHOLD      ABSTAIN
         - Established Value and Federal Money Market]                    |_|           |_|          |_|

2(l)     Purchasing on margin and selling short[ - Established            FOR        WITHHOLD      ABSTAIN
         Value and Federal Money Market]                                  |_|           |_|          |_|

2(m)     Illiquid and restricted securities[ -Established Value           FOR        WITHHOLD      ABSTAIN
         and Federal Money Market]                                        |_|           |_|          |_|


2(n)     Investment in issuers whose shares are owned by                  FOR        WITHHOLD      ABSTAIN
         Victory's Trustees or Officers[ - Established Value]             |_|           |_|          |_|

2(o)     Investment in unseasoned issuers[ - Established Value]           FOR        WITHHOLD      ABSTAIN
                                                                          |_|           |_|          |_|

2(p)     Options[ - Established Value]                                    FOR        WITHHOLD      ABSTAIN
                                                                          |_|           |_|          |_|

2(q)     Oil, gas and other minerals[ - Established Value]                FOR        WITHHOLD      ABSTAIN
                                                                          |_|           |_|          |_|

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


X_________________________________________________        X__________________________________________________
Signature (Please sign within box)       (Date)            Signature (Please sign within box)      (Date)